Ovid Therapeutics Corporate Overview March 3, 2021 ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 1 March 2021 Exhibit 99.1

Disclaimers and Forward-Looking Statements ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED  This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “believe,” “expect,” “plan,” “anticipate” and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Forward-looking statements contained in this presentation may include statements regarding the progress, timing, development of the Company’s product candidates and pipeline programs; scope of clinical trials and the reporting of clinical data; the potential clinical benefit of the Company’s product candidates and pipeline programs; the timing and outcome of discussions with regulatory authorities; the success of any licensing or partnering opportunities including the potential benefits, clinical and regulatory development and commercialization of soticlestat; the closing of the 2021 royalty, license and termination agreement with Takeda; and the potential value, benefits, and outcome of the collaboration with Takeda and the 2021 royalty, license and termination agreement with Takeda. Each of these forward-looking statements involves risks and uncertainties. These statements are based on the Company’s current expectations and projections made by management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that may cause actual results to differ materially from these forward-looking statements include the fact that initial data from clinical trials may not be indicative, and are not guarantees, of the final results of the clinical trials and are subject to the risk that one or more clinical outcomes may materially change as patient enrollment continues and or more patient data becomes available.  Additional risks that could cause actual results to differ materially from those in the forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein. Such risks may be amplified by the COVID-19 pandemic and its potential impact on Ovid’s business and the global economy. Except as otherwise required under federal securities laws, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise. 2 January 2021 March 2021

Transformative $856M+ Transaction with Takeda ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED 3 March 3, 2021 Captures significant value Eliminates future obligations   Delivers strong balance sheet Accelerates development of state-of-the-art next generation pipeline Anticipates multiple INDs beginning in 1H 2022 Facilitates active business development March 2021

1. Agreement subject to closing conditions and regulatory approvals Evolves Our Relationship with Takeda 4 Global Collaboration R&D: 50/50 cost sharing + milestones to Takeda Commercialization: Profit Share Executed multiple clinical trials enabling pivotal studies Ovid to receive up to $856M in payments $196M upfront at closing Up to $660M in regulatory and commercial milestones Ovid to receive double digits royalties up to 20% on global sales Potential multi-billion-dollar market opportunity Takeda to fund all development and commercial costs globally Frees up >$250 million in estimated expense/milestone obligations for Ovid  Phase 3 pivotal trials in Dravet and Lennox-Gastaut Syndrome expected to begin in Q2 2021 Takeda targeting a 2024 launch 2017 Collaboration 2021 Agreement1 ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED   March 2021

Transaction Is a Steppingstone to Advance Our Mission ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED  5 FUNDS OVID’S NEXT GENERATION NEUROSCIENCE PIPELINE AND SOURCING OF EXTERNAL INNOVATION Supports filing of three neuroscience INDs in three years Enables sourcing of external innovation to grow a sustainable rare neuroscience portfolio Provides opportunity to build out technology platform ENABLES OVID TO BUILD ON EXISTING STRENGTHS March 2021

Continue Building Our Next Generation Clinical Pipeline ©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED March 3, 2021 Focus on neuroscience indications with high unmet need Target first-in-class/best-in-class therapeutics Leverage academic collaborations to accelerate research and development Ovid’s record of innovation and success attracts complementary, high-quality assets March 2021 6

Experienced Management Team


Jeremy Levin
DPhil, MB Bchir
Chairman, CEO


Amit Rakhit
MD, MBA
President, CMO


Jason Tardio
MBA
Chief Commercial Officer


Jeffrey Rona
Chief Business Officer


Thomas Perone
JD
GC, Corporate Secretary, and CCO


Holly Roberts
MD
Vice President, Medical Affairs


Claude Nicaise
MD
Head, Rare Disease Strategy


Suzanne Wakamoto
SPHR, SHRM-SCP
SVP, HR


Timothy Daly
EVP, Finance, Corporate Controller & Treasurer


Mathews Adera
MD
VP, Neurodevelopment


Julia Tsai
PhD
VP, Epilepsy


Luke Rosen
VP, Accelerated Development & Community Engagement

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March 2021
©2021 OVID THERAPEUTICS INC. | ALL RIGHTS RESERVED
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Strategy Supported by Strong Balance Sheet and Experienced Team ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED   8 Transformative agreement for soticlestat with Takeda Ovid eligible to receive up to $856M: Includes $196M upfront and additional payments upon achieving regulatory / commercial milestones Tiered double-digit royalties up to 20% on sales; potentially a multi-billion-dollar market opportunity with an expected launch in 2024 Expect closing at the end of Q1 2021, subject to customary closing conditions Acceleration of our state-of-the-art next generation pipeline development Targeting three INDs in three years beginning in 1H 2022 OV329: GABA aminotransferase inhibitor targeting seizures associated with Tuberous Sclerosis Complex and infantile spasms  OV882: Short hairpin RNA (shRNA-551) targeting Angelman syndrome OV815: Gene modulation therapies targeting KIF1A Associated Neurological Disorder (KAND) Other undisclosed targets  Focus on business development to complement pipeline and balance portfolio Proven track record of identifying novel mechanisms and pioneering innovative clinical strategies Ongoing evaluation of OV101 (gaboxadol) program in Angelman syndrome and Fragile X syndrome March 2021

Ovid Therapeutics Corporate Overview MARCH 2021 ©2021 OVID THERAPEUTICS INC.   |   ALL RIGHTS RESERVED 9 March 2021